UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 28, 2010

Cross Country Healthcare, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6551 Park of Commerce Blvd., N.W., Boca Raton, FL 33487

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (561) 998-2232

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On May 28, 2010, the Compensation Committee of the Board of Directors of Cross Country Healthcare, Inc. (the “Company”), approved the Company’s Amended and Restated Executive Severance Plan (the “Plan”). The purpose of the Plan is to enable the Company to offer certain protections to senior executives if their employment is terminated in connection with a Change of Control (as defined in the Plan). The description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

Exhibit 10.1	Company’s Amended and Restated Executive Severance Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

BY:	/s/ Emil Hensel
Name: Emil Hensel
Title: Chief Financial Officer

Date: May 28, 2010

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